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SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐ Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under Rule 14a-12
MOSSIMO, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed aggregate offering price:
	5.	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1.	Amount Previously Paid:
	2.	Form, schedule or registration statement number:
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	4.	Date filed:

MOSSIMO, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 3, 2003

To Our Stockholders:

        The Annual Meeting of Stockholders of Mossimo, Inc. (the "Company") will be held at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA, 90401 on June 3, 2003 at 5:00 p.m. for the following purposes:

  1.
  To elect two directors to serve three-year terms until their successors are duly elected and qualified; and

  2.
  To transact such other business as may properly come before the Annual Meeting and any adjournments thereof.

        The Board of Directors has fixed April 15, 2003 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournment thereof.

        WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE MARK, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE ENCLOSED FOR THAT PURPOSE.

By Order of the Board of Directors

/s/ GIA CASTROGIOVANNI Gia Castrogiovanni SECRETARY

Santa Monica, California
May 1, 2003

MOSSIMO, INC.
2016 BROADWAY
SANTA MONICA, CALIFORNIA 90401
(310) 460-0040

PROXY STATEMENT

GENERAL

        The accompanying proxy is solicited by and on behalf of the Board of Directors of Mossimo, Inc. ("Mossimo" or the "Company") in connection with the Annual Meeting of Stockholders to be held at 5:00 p.m. on June 3, 2003, at The Fairmount Miramar Hotel located at 101 Wilshire Blvd., Santa Monica, CA 90401 and at any and all adjournments thereof (the "Annual Meeting").

        This Proxy Statement and accompanying proxy will first be mailed to stockholders on or about May 1, 2002. The Company will pay the costs of solicitation of proxies. In addition to soliciting proxies by mail, the Company's officers, directors and other regular employees, without additional compensation, may solicit proxies personally or by other appropriate means. The Company will reimburse brokers, banks, fiduciaries and other custodians and nominees holding Common Stock of the Company in their names or in the names of their nominees for their reasonable charges and expenses in forwarding proxies and proxy materials to the beneficial owners of such Common Stock.

VOTING RIGHTS AND OUTSTANDING SHARES

        Only stockholders of record of the Company's Common Stock as of April 15, 2003 will be entitled to vote at the Annual Meeting. On April 15, 2003, there were 15,493,442 outstanding shares of Common Stock, which constituted all of the outstanding voting securities of the Company. Each share of Common Stock is entitled to one vote on all matters to come before the Annual Meeting.

        A majority of the outstanding shares of Common Stock of the Company entitled to vote at the Annual Meeting must be represented at the Annual Meeting in order for there to be a quorum for the conduct of business at the meeting. Abstentions and broker non-votes (i.e., shares held by a broker which are represented at the Annual Meeting, but with respect to which such broker is not authorized to vote on the particular proposal) will be counted as shares present and entitled to vote for purposes of determining a quorum.

        All shares represented by each properly executed, unrevoked proxy received by the Company prior to the vote will be voted in the manner specified. If the manner of voting is not specified, the proxy will be voted FOR election to the Board of Directors of the two nominees. If any other matters are properly presented at the Annual Meeting for consideration, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place, the persons named in the proxy will have discretion to vote on these matters in accordance with their best judgment.

Revocability of Proxies

        Proxies must be written, signed by the stockholder and returned to the Secretary of the Company prior to the vote. Any stockholder who signs and returns a proxy may revoke it at any time before it is voted by filing with the Secretary of the Company a written revocation or a duly executed proxy bearing a date later than the date of the proxy being revoked. Any stockholder attending the Annual Meeting in person may withdraw his or her proxy and vote his or her shares, although attendance at the Annual Meeting will not by itself constitute a revocation of a proxy.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth information as of April 15, 2003, with respect to Common Stock of the Company owned by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, (ii) each director and director nominee of the Company, (iii) each Named Executive Officer and (iv) all current directors and executive officers of the Company as a group.

        The number and percentage of shares beneficially owned is based on 15,493,442 shares outstanding as of April 15, 2003, the record date. Beneficial ownership includes any shares as to which the stockholder has voting power or investment power and any shares that the stockholder has the right to acquire within 60 days of the record date, through the exercise of any stock option, warrant or other right. Except as noted below, and subject to applicable community property and similar laws, each stockholder has sole voting and investment powers with respect to the shares shown.

NAME	TOTAL NUMBER OF SHARES BENEFICIALLY OWNED	PERCENT OF SHARES OF COMMON STOCK
Mossimo G. Giannulli	10,336,422(1)	66.50%
Edwin H. Lewis	50,000(1)	*
Gia Castrogiovanni	280,000(2)	1.77%
Manuel Marrero	—	—
William R. Halford	39,000(3)	*
Robert Martini	103,000(4)	*
Brett White	3,000(5)	*
All current directors and executive officers as a group (7 persons)(6)	10,811,422(6)	67.77%

*
Less than one percent.

(1)
Includes 50,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2002.

(2)
Represents 280,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2003.

(3)
Represents 39,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2003.

(4)
Includes 88,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2003.

(5)
Represents 3,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2003.

(6)
Includes 460,000 shares of Common Stock underlying options exercisable within sixty days of April 15, 2003.

ELECTION OF DIRECTORS

        The Bylaws of the Company provide that the authorized number of directors shall range from two to five, with the exact number set by resolution of the Board of Directors. The authorized number of directors is currently five. The Board of Directors is divided into three classes, with the three-year terms of each class ending in successive years. Robert Martini and William R. Halford are serving terms that expire at the Annual Meeting to be held this year. Brett White is serving a term that expires at the Annual Meeting to be held in 2004, and Mossimo G. Giannulli and Edwin Lewis are serving a term that expires at the Annual Meeting to be held in 2005.

        The Board of Directors has nominated Robert Martini and William R. Halford for reelection to the Board for a three-year term that will expires at the Annual Meeting of Stockholders to be held in 2006. Mr. Martini and Mr. Halford have indicated their willingness to serve.

        Certain information with respect to the two nominees for election as directors at the Annual Meeting and the other three directors whose terms of office will continue after the Annual Meeting is set forth below.

Name	Principal Occupation	Age
Nominees for re-election with a term of office to expire in 2006
ROBERT MARTINI	Mr. Martini has served as a director of the Company since October 1996. Mr. Martini has been the Chairman of the Board of Directors of AmerisourceBergen Corporation (NYSE) since August 2001. Prior to August 2001, Mr. Martini had been a 40-year veteran of Bergen Brunswig Corporation, where he held several management positions including Chairman of the Board of Directors and interim Chief Executive Officer from 1999 to August 2001 and Chief Executive Officer from 1990 to 1997.	71
WILLIAM R. HALFORD
	Mr. Halford has served as a director of the Company since April 2000. Since January 2001, Mr. Halford has served as President of Office Properties, a division of The Irvine Company, which develops, leases and operates a 22 million square foot office and flex tech real estate portfolio. From July 1996, Mr. Halford served as President of the Irvine Office Company, a division of The Irvine Company, which developed, leased and operated a seven million square foot office real estate portfolio. From August 1995 to June 1996, Mr. Halford served as Vice President General Manager of The Irvine Company. Before joining The Irvine Company, Mr. Halford was Vice President of Leasing and Marketing for PM Realty Group's Western Division from January 1994 to July 1995.	43
Director Whose Term Of Office Expires In 2004
BRETT WHITE
	Mr. White has served as a director of the Company since May 2000. Mr. White serves as President of CBRE. In this position he is responsible for all worldwide operations with the exception of the firm's Mortgage Brokerage and CBRE Investors businesses. Mr. White joined CBRE in 1984 as a sales trainee and spent seven years as a salesperson in the firm's San Diego region. In 1991 Mr. White accepted his first management assignment as a sales manager for the San Diego office. In the subsequent years, Mr. White's various duties include Los Angeles regional manager, President-Brokerage Services and, most recently, Chairman-The Americas. Mr. White is a member of the Board of Directors of CBRE and of its Executive Committee.	43

Directors Whose Term Of Office Expires in 2005
MOSSIMO G. GIANNULLI	Mr. Giannulli founded the Company's business in 1987 and has been Chairman of the Board since the Company's formation in 1988. Mr. Giannulli has served as the Company's Chief Executive Officer from March 28, 2000 to the present (and from November 1995 to March 4, 1998). Mr. Giannulli was the Company's President from March 28, 2000 to March 20, 2002, and from the Company's formation in 1988 to March 4, 1998.	39
EDWIN H. LEWIS
	Mr. Lewis has served as a director of the Company and as the Company's President and Vice Chairman since March 20, 2002. Previously, Mr. Lewis served as the Company's Chief Executive Officer and a director from November 30, 1998 to March 28, 2000. Mr. Lewis worked for Tommy Hilfiger, Inc. from December 1991 through February 1996 where he held various positions including the Chairman and Chief Executive Officer. Before joining Tommy Hilfiger, Mr. Lewis worked for Polo Ralph Lauren from 1973 through December 1991 where he held various positions including Executive Vice President and President of Ralph Lauren Womenswear.	52

Committees and Meetings of the Board of Directors

        The Board of Directors held five meetings during 2002 and took action by written consent seven times. The Board of Directors has a standing Audit Committee and Compensation Committee. The Company does not have a standing nominating committee. Each director attended at least 75% of the aggregate of the total number of meetings of our Board of Directors held during 2002 and of the total number of meetings held during 2002 by all committees of our Board of Directors on which that director served.

        The Audit Committee is currently comprised of Robert Martini, William R. Halford and Brett White, each of whom is independent (as defined in the National Association of Securities Dealers "NASD" listing standards). In connection with the listing of the Company's common stock on the Nasdaq Small Cap Market on April 16, 2002, the Audit Committee adopted, on March 18, 2002, a written charter pursuant to the requirements of the NASD listing standards. The charter was amended by the Audit Committee on January 17, 2003 to take into consideration the provisions of the Sarbanes-Oxley Act of 2002 and recent proposed changes by NASD. A copy of the Audit Committee Charter is attached to this proxy statement as Annex A. The Audit Committee is responsible for reviewing audit results and the adequacy of the Company's systems of internal control, appointing or discharging the Company's independent auditors and reviewing each professional service of a non-audit nature to be provided by the independent auditors to evaluate the impact of the independence of the auditors undertaking such added services. The Audit Committee met seven times in 2002.

        The Compensation Committee is currently comprised of Robert Martini and Brett White. The Compensation Committee is responsible for recommending to the Board of Directors the base salary and incentive compensation for all executive officers, taking final action with respect to base salary and incentive compensation for certain other officers and key employees and reviewing the Company's compensation policies and management actions to assure succession of qualified officers. The Compensation Committee also administers the Company's 1995 Stock Plan, The Edwin Lewis Bonus

Plan and The Mossimo Giannulli Bonus Plan. The Compensation Committee met seven times and took action by written consent three times in 2001.

Directors' Compensation

        Non-employee directors receive $10,000 annually as compensation for serving on the Board of Directors. All directors are reimbursed for their reasonable expenses incurred in attending meetings. Non-employee directors participate in the Company's 1995 Non-Employee Directors Stock Option Plan (the "Directors Plan"), which provides for automatic grants of options to each non-employee director at the then current market price for the Company's stock. Under the Directors Plan, each non-employee director is granted options for 30,000 shares upon initial appointment or election to the Board and receives an annual grant of options for 3,000 shares upon the date of each annual meeting of the Company's stockholders at which such director is re-elected or continues as a director. The initial options for 30,000 shares vest 50% per year, commencing on the first anniversary of the date of grant, and the options for 3,000 shares fully vest on the first anniversary of the date of grant.

        Pursuant to the Directors' Plan, Messrs. Martini, Halford and White were granted options on May 22, 2002, to each purchase 3,000 shares of the Company's Common Stock at an exercise price equal to $9.50, the fair market value of the Company's Common Stock on the date of grant. In addition, on April 17, 2002, Mr. Martini was granted options for 30,000 shares which vest over two years, at an exercise price of $9.61, representing the fair market price of the Company's Common Stock on the date of grant.

Indemnification of Officers and Directors

        As permitted by the Delaware General Corporation Law, the Company's Certificate of Incorporation limits the personal liability of a director of the Company for monetary damages for breach of fiduciary duty of care as a director. Liability is not eliminated for (a) any breach of the director's duty of loyalty to the Company or its stockholders, (b) acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) unlawful payment of dividends or stock purchases or redemptions pursuant to Section 174 of the Delaware General Corporation Law, or (d) any transaction from which the director derived an improper personal benefit.

Compliance with Reporting Requirements of Section 16 of the Exchange Act

        Under Section 16(a) of the Exchange Act, the Company's directors, Named Executive Officers (as defined below) and any persons holding ten percent or more of the Company's common stock are required to report their ownership of common stock and any changes in that ownership to the Securities and Exchange Commission (the "SEC") and to furnish the Company with copies of such reports. Specific due dates for these reports have been established and the Company is required to report in this Proxy Statement any failure to file on a timely basis by such persons. Based solely upon a review of copies of reports filed with the SEC during fiscal 2002, all persons subject to the reporting requirements of Section 16(a) filed all required reports on a timely basis.

Compensation Committee Interlocks and Insider Participation

        None of the directors, other than those identified above, served as members of the Compensation Committee during the last completed fiscal year. No member of that committee was an officer or employee of the Company or any of its subsidiaries during the year. None of the Named Executive Officers of the Company have served on the board of directors or on the compensation committee of any other entity, any of whose officers served either on the Board of Directors or on the Compensation Committee of the Company.

The Board of Directors Recommends that Stockholders Vote "For" The Two Nominees.

MANAGEMENT

        The following table sets forth certain information concerning the executive officers of the Company as of April 15, 2003:

NAME	AGE	POSITION
Mossimo G. Giannulli	39	Chairman of the Board and Chief Executive Officer
Edwin H. Lewis	52	Vice-Chairman of the Board and President
Gia Castrogiovanni	43	Chief Operating Officer, Treasurer and Secretary
Manuel Marrero	45	Chief Financial Officer

        Background information on Messrs. Giannulli and Lewis is set forth under "Election of Directors" above.

        Ms. Castrogiovanni has served as Chief Operating Officer of the Company since March 25, 2002, and has served as the Company's Treasurer and Secretary since November 2000. Ms. Castrogiovanni joined the Company in December 1998 as the Company's Senior Vice President, which position she held until March 2002. From 1995 to December 1998, Ms. Castrogiovanni was Senior Vice President of Sales of Tommy Hilfiger Womenswear. From 1993 to 1995, Ms. Castrogiovanni was Vice President of Sales of Dana Buchman, a clothing manufacturer.

        Mr. Marrero joined the Company as its Chief Financial Officer in May 2002. Prior to joining the Company, Mr. Marrero was the Chief Operating Officer and Chief Financial Officer of Interplay Entertainment Corp. from 1999 to 2001, and the Chief Financial Officer of Precision Specialty Metals, Inc. from 1996 to 1999.

EXECUTIVE COMPENSATION

        The following table sets forth certain information regarding the compensation for each of the last three years of: (i) the Chief Executive Officer of the Company, and (ii) the Company's three other executive officers (the "Named Executive Officers").

Summary Compensation Table

				Long-term compensation
		Annual Compensation(1)
Name and Principal Position				Securities Underlying Options(#)
	Year	Salary($)	Bonus($)
Mossimo G. Giannulli Chief Executive Officer	2002 2001 2000	900,000 887,500 750,000	1,891,000 3,347,000 —	100,000 — —
Edwin Lewis Vice-Chairman of the Board and President	2002	—	387,000	100,000
Gia Castrogiovanni Chief Operating Officer, Treasurer and Secretary	2002 2001 2000	250,000 250,000 200,000	250,000 229,167 —	100,000 10,000 —
Manuel Marrero Chief Financial Officer(2)	2002	90,923	75,000	100,000

(1)
Perquisites are excluded as their aggregate value did not exceed the lesser of $50,000 or the 10% of total annual salary and bonus for any Named Executive Officer.

(2)
Mr. Marrero joined the Company in May 2002. The amount reported for 2002 reflects his salary for eight months.

Option Grants In Last Fiscal Year

        The following table sets forth certain information with respect to option grants made during fiscal 2002 to the Named Executive Officers. No stock appreciation rights were granted during 2002.

	Number Of Securities Underlying Options Granted(1)	Percentage Of Total Options Granted To Employees In Fiscal Year			Potential Realizable Value At Assumed Annual Rates Of Stock Price Appreciation For Option Term(2)
Name			Exercise Price ($/Share)	Expiration Date
					5%	10%
Mossimo G. Giannulli	100,000	20%	$9.61	4/17/12	$15.65	$24.93
Edwin Lewis	100,000	20%	$9.61	4/17/12	$15.65	$24.93
Gia Castrogiovanni	100,000	20%	$9.61	4/17/12	$15.65	$24.93
Manuel Marrero	100,000	20%	$9.50	5/22/12	$15.47	$24.64

(1)
Options are granted at the fair market value of the Company's Common Stock on the date of grant, pursuant to the 1995 Stock Plan, and vest 50% per year, commencing on the first anniversary of the date of grant.

(2)
Assumes annual rates of stock price appreciation for illustrative purposes only. Actual stock prices will vary from time to time based upon market factors and the Company's financial performance. No assurance can be given that such rates will be achieved.

Aggregated Option Exercises In Last Fiscal Year And Year-End Option Value

        The following table sets forth certain information with respect to exercisable and unexercisable options held by the Named Executive Officers as of December 31, 2002.

					Value Of Unexercised In-The Money Options At Fiscal Year End(1)
			Number Of Securities Underlying Unexercised Options At Fiscal Year
Name	Shares Acquired On Exercise	Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mossimo G. Giannulli	—	—	—	100,000	—	—
Edwin Lewis	—	—	—	100,000	—	—
Gia Castrogiovanni	30,000	$224,000	225,000	105,000	$565,000	$15,000
Manual Marrero	—	—	—	100,000	—	—

(1)
Represents the difference between the closing sales price of the Company's common stock ($5.50) on December 31, 2002, and the exercise price of the in-the-money options.

Equity Compensation Plan Information

        The following table sets forth information about the Company's equity compensation plans as of December 31, 2002.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number Of Securities Remaining Available for Future Issuance Under Equity Compensation Plans
Equity Compensation Plans Approved by Security Holders	992,075(1)	$7.35	346,925
Equity Compensation Plans Not Approved by Security Holders	None	None	None

Total	992,075	$7.35	346,925

(1)
Includes the following:

•
847,075 shares of the Company's Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Employee Stock Option Plan; and

•
145,000 shares of the Company's Common Stock to be issued upon exercise of outstanding stock options granted under the 1995 Non-Employee Stock Option Plan.

Giannulli Employment Agreement and Plan

        In 2001, the Company entered into an Employment Agreement with Mossimo G. Giannulli, the Company's Chief Executive Officer and then President (the "Employment Agreement"), which was effective as of February 1, 2001. Pursuant to the Employment Agreement, provided the Company's license agreement with Target Corporation (as amended to date, the "Target Agreement") remains in effect, Mr. Giannulli's annual base salary was set at $900,000 and he was eligible to receive a bonus equal to 50% of the annual net royalty revenue above the minimum required net royalty payment under the Target Agreement (the "Old Bonus"). The term of the Employment Agreement has been extended through January 31, 2004 to coincide with the extended term of the Target Agreement.

        On April 25, 2002, the Company and Mr. Giannulli amended Mr. Giannulli's employment agreement, effective February 1, 2002. Pursuant to this amendment, Mr. Giannulli was no longer entitled to the any bonus under the prior bonus provision contained in his employment agreement for any period beginning on or after February 1, 2002 and Mr. Giannulli was instead entitled to participate in The Mossimo Giannulli Bonus Plan (the "Bonus Plan"). The Bonus Plan was approved by the Company's Board of Directors and, on June 3, 2002, the Company's stockholders at the Company's 2002 Annual Meeting. The Bonus Plan, as adopted, was designed to provide Mr. Giannulli with bonus compensation ("Annual Bonus") for the accomplishment of specific pre-established financial performance objectives by the Company, as determined by the Compensation Committee of the Board of Directors (the "Committee"). The Bonus Plan became effective as of February 1, 2002, and will remain in effect until January 31, 2007, or until such earlier time as it may be terminated under the terms of the Bonus Plan. The Bonus Plan is administered by the Committee. For each year commencing on or after February 1, 2004 (a "Contract Year"), the Committee has the authority to terminate Mr. Giannulli's right to an Annual Bonus with respect to such Contract Year at any time on or prior to the first day of such Contract Year. The Committee determined that Mr. Giannulli would be entitled to an Annual Bonus with respect to each Contract Year equal to twenty-nine percent (29%) of the excess (if any) of: (i) the royalties paid to the Company under Section 5.1 of the Target Agreement (described below) for such Contract Year, less (ii) $5,293,750 ("Target Bonus"). Annual

Bonuses are paid to Mr. Giannulli in cash within 60 days following the end of the Contract Year with respect to which such Annual Bonus is earned.

        Section 5.1 of the Target Agreement provides that Target shall pay to the Company as a royalty, in each contract year under the Target Agreement, an amount equal to fifty-five percent (55%) of the greater of (a) the annual guaranteed minimum fee (equal to $5,293,750); or (b) the applicable percentage of Net Sales (as defined below) for such year based on the following schedule: (i) four percent (4%) of Net Sales on sales of certain identified merchandise (the "Exclusive Merchandise") for such year up to $100,000,000; (ii) two and one-quarter percent (2 1/4%) of Net Sales on sales of Exclusive Merchandise for such year greater than $100,000,000 up to $500,000,000; and (iii) one percent (1%) of Net Sales on sales of Exclusive Merchandise, for such year greater than $500,000,000. "Net Sales" means the sales price to customers on all sales of Exclusive Merchandise by Target (whether regular, markdown, clearance or otherwise), excluding sales tax and finance charges and, less any refunds and credits for returns actually given by Target to its customers. The term of the Target Agreement has been extended through January 31, 2004. If Target is current on its payment obligations under the Target Agreement, Target has the right to renew the Target Agreement, on the same terms and conditions, for additional terms of two years each.

        If Mr. Giannulli's employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Giannulli's rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years will terminate. The Committee will determine whether all or a portion of Mr. Giannulli's Annual Bonus under the Plan for the Contract Year in which his death or disability occurs will be paid if Mr. Giannulli's employment has been terminated by reason of death or disability.

        Effective May 15, 2002, the Committee approved an amendment to the Bonus Plan ("Plan Amendment") to provide that any Annual Bonus would only be payable to Mr. Giannulli at the discretion of the Committee. The actual amount of the Annual Bonus will be at the discretion of the Committee, but it may not exceed the amount, if any, of the Target Bonus (as calculated in accordance with the above discussion). The Committee approved the amendment in order to give the Company additional flexibility in awarding an Annual Bonus to Mr. Giannulli based on the Company's overall performance taking into account not only the Target Agreement but, in addition, the Company's entire financial performance.

        The Plan Amendment was approved by the stockholders of the Company by written consent effective September 30, 2003.

Lewis Bonus Plan

        Edwin Lewis is entitled to participate in The Edwin Lewis Bonus Plan ("Lewis Plan"). The plan was approved by the Board of Directors and became effective as of February 1, 2002 and extends to January 31, 2007. The Lewis Plan, as adopted, was developed to provide Mr. Lewis with bonus compensation for the accomplishment of specific pre-established financial performance objectives by the Company as determined by the Committee. The Lewis Plan is administered by the Committee. The Committee determined that Mr. Lewis would be entitled to an Annual Bonus with respect to each Contract Year equal to nine and sixty-seven hundredths percent (9.67%) of the excess (if any) of: (i) royalties paid to the Company under Section 5.1 of the Target Agreement (described above) for such Contract Year, less (ii) $5,293,750.

        If Mr. Lewis' employment with the Company is terminated for any reason other than death or disability prior to the end of a Contract Year, Mr. Lewis' rights to an Annual Bonus under the Plan with respect to such Contract Year and subsequent Contract Years will terminate. The Committee will determine whether all or a portion of Mr. Lewis' Annual Bonus under the Plan for the Contract Year in which his death or disability occurs will be paid if Mr. Giannulli's employment has been terminated by reason of death or disability.

        Effective May 15, 2002, the Committee approved an amendment to the Lewis Bonus Plan to provide that any Annual Bonus would only be payable to Mr. Lewis at the discretion of the Committee. The actual amount of the Annual Bonus will be at the discretion of the Committee, but it may not exceed the amount, if any, of the Target Bonus (as calculated in accordance with the above discussion). The Committee approved the amendment in order to give the Company additional flexibility in awarding an Annual Bonus to Mr. Lewis based on the Company's overall performance taking into account not only the Target Agreement but, in addition, the Company's entire financial performance.

Compensation Committee Report On Executive Compensation

        The Compensation Committee (the "Committee") of the Board of Directors is pleased to present its annual report, which is intended to update stockholders regarding the Company's executive compensation program. This report summarizes the Committee's executive compensation philosophy, and the basis on which the compensation for the Chief Executive Officer and other employees was determined for the calendar year ended December 31, 2002.

        During 2002, Robert Martini and Brett White were the members of the Committee. The Committee's responsibilities are to review and determine the compensation paid to corporate officers and key executives and administer the Company's 1995 Stock Plan, The Edwin Lewis Bonus Plan and The Mossimo Giannulli Bonus Plan.

        The general philosophy of the Committee is to link overall employee compensation with the performance of the Company and the individual employee. The Committee recognizes that the success and growth of the Company depends on the efforts and commitment of its key employees. By providing incentives to the employees of the Company, the Committee rewards the efforts of such employees. The following is a discussion of the components of the employee compensation program for fiscal 2002, each of which is intended to serve the Company's overall compensation philosophy.

        Base Salary.    Employees are reviewed annually, and their compensation is generally determined through an assessment of the market for similarly skilled employees performing similar functions, individual performance against assigned objectives and key qualitative factors that include personal accomplishments, strategic impact and career contribution to the Company. The compensation arrangements of the Chief Executive Officer are discussed below.

        Annual Bonus.    All full time, regular employees, other than the Mossimo Giannulli, the Company's Chief Executive Officer, and Edwin Lewis, the Company's President (whose bonus program is discussed below), are eligible to receive a discretionary annual bonus based upon Target's achieved retail sales of Mossimo branded products during each contract year (i.e. each twelve month period beginning February 1). The bonus ranges from 10% to 100% of each employees base salary, depending upon position. In addition, Edwin Lewis is eligible to receive an annual bonus under The Edwin Lewis Bonus Plan (the "Lewis Plan"), which was established by this Committee to be effective as of February 1, 2002. Pursuant to the Lewis Plan, the Committee determined that Mr. Lewis shall be entitled to an annual bonus with respect to the contract year commencing on February 1, 2002 and ending on January 31, 2003 equal to nine and sixty-seven hundredth percent (9.67%) of the excess (if any) of: (i) the royalty fees earned by the Company under the Target Agreement for such contract year, less, (ii) $5,293,750 (the "Excess Royalties"). The Lewis Plan was amended on July 1, 2002, to provide that any bonus payable to Mr. Lewis will be at the discretion of the Committee, but it may not exceed the amount of the above formula. The Committee approved this amendment to give the Company additional flexibility in awarding an annual bonus to Mr. Lewis based on the Company's overall performance taking into account not only the Target Agreement, but, in addition, the Company's entire financial performance. Under the Target Agreement, royalty fees represent 55% of all fees payable to the Company. Target Agreement has been extended through January 31, 2006. If Target is current on its payment obligations under the Target Agreement, Target has the right to renew the Target Agreement, on the same terms and conditions, for additional terms of two years each.

        Long-Term Incentive Compensation.    The Company has in the past and may in the future compensate its employees in part with long-term incentive compensation. The primary purpose of the Company's long-term incentive compensation is to encourage and facilitate personal stock ownership by its employees and thus strengthen their personal commitments to the Company and provide a longer-term perspective in their responsibilities. The Company's primary means of long-term incentive compensation are stock options. During 2002, the Company granted stock options for 500,000 shares to employees under the Company's 1995 Stock Plan.

        Compensation Of The Chief Executive Officer.    Effective February 1, 2001, in connection with the Employment Agreement entered into between the Company and Mr. Giannulli, and provided the Target Agreement is in place, Mr. Giannulli's annual base salary was increased to $900,000. Prior to approving the Employment Agreement, the Committee consulted with Towers Perrin, a nationally recognized executive compensation consultant.

        The Mossimo Giannulli Bonus Plan.    In April 2002, the Board of Directors adopted The Mossimo Giannulli Bonus Plan (the "Plan") to replace the bonus contained in Mr. Giannulli's Employment Agreement. The stockholders approved the Plan at its 2002 Annual Meeting.

        The primary purpose of the Plan is to provide Mr. Giannulli with annual bonus compensation (the "Annual Bonus") for the accomplishment of specific preestablished financial performance objectives by the Company, based on objective business criteria that enhance value for the Company's stockholders.

        On April 29, 2002, the Committee determined the performance objectives and objective bonus formulas with respect to each of the five contract years under the Plan commencing on February 1, 2002 and ending on January 31, 2007. The Committee determined that Mr. Giannulli shall be entitled to an Annual Bonus with respect to each contract year equal to twenty-nine percent (29%) of the Excess Royalties (as defined above) from, the Target Agreement.

        The Committee has reserved the authority to terminate the Annual Bonus award for each of the Contract Years ending January 31, 2005, 2006 or 2007, in accordance with the Plan.

        The Plan was amended on July 1, 2002, to provide that any bonus payable to Mr. Giannulli will be at the discretion of the Committee, but it may not exceed the amount of the above formula. The Committee approved this amendment to give the Company additional flexibility in awarding an annual bonus to Mr. Giannulli based on the Company's overall performance taking into account not only the Target Agreement, but, in addition, the Company's entire financial performance.

        Section 162(M) of the Internal Revenue Code.    Section 162(m) of the IRC currently imposes a $1 million limitation on the deductibility of certain compensation paid to the Company's five highest paid executives. Excluded from the limitation is compensation that is "performance based." In general, for compensation to be performance based, it must meet certain criteria, including being based on predetermined objective standards established by a Board committee consisting only of "outside directors" and approved by stockholders. All members of the Committee qualify as outside directors.

        The Committee intends generally to design the Company's compensation to conform to IRC Section 162(m) and related regulations so that total compensation paid to any employee will not exceed $1 million in any one year, except for compensation payments which qualify as "performance based."

        While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Committee's overall compensation philosophy. The Committee will consider ways to maximize the deductibility of executive compensation, while retaining the discretion the

Committee deems necessary to compensate officers in a manner commensurate with performance and the competitive environment for executive talent. However, from time to time the Committee may award compensation which is not fully deductible if the Committee determines that such award is consistent with its philosophy and is in the best interests of the Company and its stockholders.

        The Company's 1995 Stock Plan, approved by our stockholders, was designed to provide for stock option grants that may be "qualified performance-based compensation" for purposes of IRC Section 162(m). However, the Employment Agreement bonus provisions which governed Mr. Giannulli's bonus payment in 2002 and the Plan have been approved by the Company's stockholders and thus payments under the Employment Agreement or the Plan do qualify as "qualified performance-based compensation" for purposes of IRC Section 162(m). As a result, Mr. Giannulli's compensation under the Employment Agreement or under the Plan that is in excess of $1 million is deductible by the Company. The Committee does not intend for the Lewis Plan to meet the performance-based criteria of IRC Section 162(m).

                      Robert Martini, Chairman
                      Brett White

Dated: April 14, 2003

        The above report of the Compensation Committee will not be deemed to be incorporated by reference to any filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Company specifically incorporates the same by reference.

REPORT OF THE AUDIT COMMITTEE

        The Audit Committee (the "Audit Committee") of the Board of Directors is pleased to present its annual report. Robert Martini, William R. Halford and Brett White were the members of the Audit Committee during 2002.

        The Audit Committee reports to and acts on behalf of the Board of Directors by providing oversight of the financial management, independent auditors and financial reporting procedures of the Company. The Company's management is responsible for the Company's financial statements, internal controls and financial reporting process. The independent auditors are responsible for auditing the financial statements in accordance with auditing standards generally accepted in the United States of America and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. The Committee's role does not provide any special assurances with regard to the Company's financial statements, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditor.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Company's financial statements were prepared in accordance with accounting principles generally accepted in the United Sates of America, and the Audit Committee has reviewed and discussed the financial statements with management and the independent auditors.

        The Audit Committee has discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61, Communication With Audit Committees, as amended. In addition, the independent auditors provided to the Audit Committee the written disclosures required by Independent Standards Board Standard No. 1, Independence Discussions with Audit Committees, and the Audit Committee and the independent auditors have discussed the auditors' independence from the Company and its management, including the matters in those written disclosures.

        The Audit Committee has discussed with the Company's independent auditors, with and without management present, their evaluations of the Company's internal accounting controls and the overall quality of the Company's financial reporting. The Committee also reviewed with management and the independent auditors the Company's critical accounting policies.

        Additionally, the Audit Committee has received representations from the independent auditors that the audit of the Company's financial statements for the year ended December 31, 2002 was subject to their quality control systems for U.S. accounting and audit practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, and that there was appropriate continuity of their personnel working on the audit and availability of national office consultation.

        In reliance on the reviews and discussions with management and the independent auditors referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, the inclusion of the audited financial statements in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with SEC.

                      William R. Halford, Chairman
                      Robert Martini
                      Brett White

Dated: April 14, 2003

        The above report of the audit committee will not be deemed to be incorporated by reference to any filing by the company under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the company specifically incorporates the same by reference.

INDEPENDENT AUDITORS

        The Board of Directors, upon the recommendation of the Audit Committee, appointed KPMG, LLP as the Company's independent auditors to conduct the audit of the Company's books and records for the fiscal year ended December 31, 2002. Representatives of KPMG are not expected to be present at the Annual Meeting.

        Audit Fees.    The aggregate fees billed by KPMG LLP for professional services rendered for the audit of the Company's annual financial statements for the year ended December 31, 2002 and for the reviews of the financial statements included in the Company's Forms 10-Q for that year was approximately $67,000.

        Financial Information Systems Design and Implementation Fees.    The Company did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during fiscal 2001.

        All Other Fees.    KPMG LLP fees for all other professional services rendered during 2002 were $100,000 which were incurred for tax advice.

        Information Relating to Previous Auditor ("Andersen").    Andersen's report on the Company's 2001 financial statements was filed with the Securities and Exchange Commission in conjunction with the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

        During the Company's two most recent fiscal years ended December 31, 2001, and the subsequent interim period through August 2, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen's satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

        None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within the Company's two most recent fiscal years and the subsequent interim period through August 2, 2002.

        The audit reports of Andersen on the financial statements of the Company as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer or opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

COMPARATIVE STOCK PERFORMANCE BY THE COMPANY

        The Securities and Exchange Commission requires the Company to present a chart comparing the cumulative total stockholder return on its Common Stock with the cumulative total stockholder return on (1) a broad equity market index and (2) a published industry index or peer group. Prior to fiscal 2001 and 2002, the Company had compared its Common Stock performance with the S&P 500 Composite Index and the S&P 500 Apparel, Accessories & Luxury Goods Index. For fiscal 2001 and 2002, the Company believes the more appropriate comparisons are to the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc.

        From the Company's initial public offering in February 1996 through May 25, 2000, the Company's common stock had been listed on the New York Stock Exchange (trading symbol "MGX"). From May 26, 2000 until April 15, 2002, the Company's Common Stock traded on the National Association of Securities Dealers Over-the-Counter Bulletin Board (trading symbol "MGXO.OB"). Effective as of April 16, 2002, the Company's Common Stock has been listed on the Nasdaq Small Cap Market (trading symbol "MOSS"). As a result of these events, the Company currently believes that the S&P SmallCap 600 Index is a better measure of comparison than the S&P 500 Composite Index it had been previously using.

        Prior to entering into the Target Agreement on March 28, 2000, the Company had been a manufacturer and marketer of its own lifestyle collection of sportswear and activewear, and thus the Company compared its stock performance against the S&P Textile (Apparel Manufacturers) Index. As a result of entering into the Target Agreement, the Company no longer manufactures, sources, or directly markets its products. Accordingly for fiscal 2001 and 2002, the Company no longer considers comparison with the S&P Textile (Apparel Manufacturers) Index appropriate. Due to the nature of the Company's business now being that of a licensor of its Mossimo trademarks, the Company believes that Cherokee Inc., the Nasdaq Stock Market listed licensor of brands and trademarks, has a business similar in nature to the business of the Company, and is the best issuer comparable to the Company.

        For fiscal 2002, the Company is comparing its Common Stock performance with the S&P SmallCap 600 Index and the peer group comprised of Cherokee Inc. Pursuant to SEC regulations, the Company is also including comparison against the S&P 500 Composite Index and the S&P 500 Apparel, Accessories & Luxury Goods Index. The following chart assumes an investment of $100 on December 31, 1997 in each and the reinvestment of all dividends.

STOCKHOLDER PROPOSALS

        Under Rule 14a-8 of the Exchange Act, stockholder proposals to be included in the Proxy Statement for the 2003 Annual Meeting of Stockholders must be received by the Company's Secretary at its principal executive offices no later than December 23, 2003. Any such proposal must comply with the requirements of Rule 14a-8.

        In addition, the Company's Bylaws provide that no business proposal will be considered properly brought before the 2004 Annual Meeting by a stockholder, and no nomination for the election of directors will be considered properly made at the 2004 Annual Meeting by a stockholder, unless notice thereof, which contains certain information required by the Bylaws, is provided to the Company no later than 60 days nor more than 90 days, prior to the annual meeting; provided, however, that in the event that less than sixty (60) days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice to be timely must be received no later than the close of business on the 10th day on which notice of the date of the meeting was publicly announced.

        Stockholder proposals should be submitted to the Secretary of the Company at the Company's principal executive offices located at 2016 Broadway, Santa Monica, California 90401.

OTHER MATTERS

        While the Notice of Annual Meeting of Stockholders calls for the transaction of such other business as may properly come before the meeting, the Board of Directors has no knowledge of any matters to be presented for action by the stockholders other than as set forth above. If any other matters properly come before the Annual Meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgement of the persons voting such proxies.

ANNUAL REPORT TO STOCKHOLDERS

        The Company's Annual Report for the year ended December 31, 2002, which includes the Company's 2002 annual report on Form 10-K (without exhibits) as filed with the Securities and Exchange Commission, will first be mailed to stockholders of record as of April 15, 2003 on or about May 1, 2003.

        STOCKHOLDERS ARE URGED TO IMMEDIATELY MARK, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ENVELOPE PROVIDED, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

/s/ GIA CASTROGIOVANNI Gia Castrogiovanni Secretary

Santa Monica, California
May 1, 2003

ANNEX A
MOSSIMO, INC.
AUDIT COMMITTEE CHARTER

January, 2003

Purpose

        The purpose of the Audit Committee of Mossimo, Inc. (the "Company") is to assist the Board of Directors of the Company (the "Board") to oversee and monitor (1) the integrity of the financial statements of the Company, (2) the independent auditor's qualifications and independence, (3) the performance of the Company's independent auditors, and (4) the compliance by the Company with legal and regulatory requirements.

Membership

        The Audit Committee shall consist of no fewer than three members. The members of the Audit Committee shall meet the independence and experience requirements of the NASDAQ, Section 10A(m)(3) of the Securities Exchange Act of 1934 (the "Exchange Act"), and the rules and regulations of the Commission. At least one member of the Audit Committee shall be a financial expert as defined by the Securities and Exchange Commission (the "Commission"). Audit committee members shall not simultaneously serve on the audit committees of more than two other public companies.

        The members of the Audit Committee shall be appointed by the Board. Audit Committee members may be replaced by the Board.

Meetings and Report

        The Audit Committee shall meet as often as it determines, but not less frequently than quarterly. The Audit Committee shall meet periodically with management, and the independent auditor in separate executive sessions. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

        The Audit Committee shall prepare the report required by the rules of the Commission to be included in the Company's annual proxy statement.

Authority and Responsibilities

Independent Auditor

        The Audit Committee shall have the sole authority to appoint or replace the Company's independent auditor. The Audit Committee shall be directly responsible for the compensation and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

        The Audit Committee shall preapprove all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(l)(B) of the Exchange Act which are approved by the Audit Committee prior to the completion of the audit.

        The Audit Committee may form, and delegate authority to subcommittees, consisting of one or more members when appropriate, including the authority to grant preapprovals of audit and permitted non-audit services, provided that decisions of such subcommittees to grant preapprovals shall be presented to the Audit Committee at its next scheduled meeting.

        The Audit Committee shall have the authority, to the extent it deems necessary or appropriate, to retain independent legal, accounting, or other advisors. The Company shall provide for appropriate funding for payment of compensation to such independent legal, accounting, or other advisors retained by the Audit Committee and to the independent auditor for the purpose of rendering or issuing an audit report.

        The Audit Committee shall make regular reports to the Board. The Audit Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Audit Committee shall annually review the Audit Committee's own performance.

        The Audit Committee, to the extent it deems necessary or appropriate, shall:

Financial Statement and Disclosure Matters

(6)
Review and discuss with management and the independent auditor the annual audited financial statements, including disclosures made in management's discussion and analysis, and recommend to the Board whether the audited financial statements should be included in the Company's Form 10-K.

(7)
Review and discuss with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditor's reviews of the quarterly financial statements.

(8)
Discuss with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including any significant changes in the Company's selection or application of accounting principles, any major issues as to the adequacy of the Company's internal controls and any special steps adopted in light of material control deficiencies.

(9)
Review and discuss quarterly reports from the independent auditors on:

(1)
All critical accounting policies and practices to be used.

(2)
All alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditor.

(3)
Other material written communications between the independent auditor and management, such as any management letter or schedule of unadjusted differences.

(10)
Discuss with management the Company's earnings press releases, including the use of "pro forma" or "adjusted" non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

(11)
Discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

(12)
Discuss with management the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company's risk assessment and risk management policies. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

(13)
Discuss with management any difficulties encountered in the course of the audit work, any restrictions on the scope of activities or access to requested information, and any significant disagreements with management.

(14)
Review disclosures made to the Audit Committee by the Company's Chief Executive Officer and Chief Financial Officer during their certification process for the Form 10-K and Form 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company's internal controls.

(15)
Review and evaluate the lead partner of the independent auditor.

(16)
Obtain and review a report from the independent auditor at least annually regarding (a) the independent auditor's internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Company. Evaluate the qualifications, performance and independence of the independent auditor, including considering whether the auditor's quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the auditor's independence, and taking into account the opinions of management and the-internal auditors. The Audit Committee shall present its conclusions with respect to the independent auditor to the Board.

(17)
Ensure the rotation of the lead (or coordinating) audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit as required by law. Consider whether, in order to assure continuing auditor independence, ii is appropriate to adopt a policy of rotating the independent auditing firm on a regular basis.

(18)
Recommend to the Board policies for the Company's hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Company.

(19)
Discuss with the national office of the independent auditor issues on which they were consulted by the Company's audit team and matters of audit quality and consistency.

(20)
Meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit.

Compliance Oversight Responsibilities

(21)
Obtain from the independent auditor assurance that Section 10A(b) of the Exchange Act has not been implicated.

(22)
Obtain reports from management, and the independent auditor that the Company and its subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics. Review reports and disclosures of insider and affiliated party transactions. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics.

(23)
Establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

(24)
Discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Company's financial statements or accounting policies.

(25)
Discuss with the Company's outside general legal counsel legal matters that may have a material impact on the financial statements or the Company's compliance policies.

Limitation of Audit Committee's Role

        While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements and disclosures are complete and accurate and are in accordance with generally accepted accounting principles and applicable rules and regulations. These are the responsibilities of management and the independent auditor.

MOSSIMO, INC.

Annual Meeting of Stockholders

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned hereby appoints Mossimo Giannulli, with unlimited power of substitution, as Proxy to represent the undersigned at the Annual Meeting of Stockholders of Mossimo, Inc., to be held on Tuesday, June 3, 2003 at The Fairmount Hotel located at 101 Wilshire Blvd, Santa Monica, CA 90401 at 5:00 p.m., or any adjournment or adjournments thereof, and to vote, as directed, all shares of Common Stock, which the undersigned would be entitled to vote if then personally present.

Continued and to be Signed and Dated on the Reverse Side

	Please mark your votes as indicated in the example	[ ]

Proposal 1. To Elect (01) Robert Martini,	FOR	WITHHELD
(02) William R. Halford, as directors of the
Company to serve for a three-year term	[ ]	[ ]

(Instruction: To withhold authority in vote for any individuals nominee, write that nominee's name in the space provided below):

Proposal 2: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any postponements or adjournments thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEE FOR DIRECTOR AND AS SUCH PROXY DEEMS ADVISABLE ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

1.
Do you plan to attend the Annual Meeting of Stockholders on June 3, 2003 at 5:00 p.m.?

YES [ ]	NO [ ]

2.
Has your address changed? If so, please provide the new address below.

Signature	Signature	Date

NOTE: Please sign exactly as your name appears above. If stock is registered in the name of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys, and corporate officers should show their full titles.

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT
GENERAL
VOTING RIGHTS AND OUTSTANDING SHARES
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS
MANAGEMENT
EXECUTIVE COMPENSATION
REPORT OF THE AUDIT COMMITTEE
INDEPENDENT AUDITORS
COMPARATIVE STOCK PERFORMANCE BY THE COMPANY
STOCKHOLDER PROPOSALS
OTHER MATTERS
ANNUAL REPORT TO STOCKHOLDERS
ANNEX A MOSSIMO, INC. AUDIT COMMITTEE CHARTER
PROXY